UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Groupon, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 13, 2013. GROUPON, INC. GROUPON, INC. 600 WEST CHICAGO AVENUE SUITE 400 CHICAGO, IL 60654 Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2013 Date: June 13, 2013 Time: 10:00 AM Location: The Westin Michigan Avenue Chicago 909 North Michigan Avenue Chicago, Illinois 60611 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain M59731-P38283

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M59732-P38283

Voting Items Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees in Proposal (1), and FOR Proposals (2), (3) and (4), as more fully described in the accompanying Proxy Statement. 1. Election of Directors Nominees: 01) Eric P. Lefkofsky 05) Mellody Hobson 02) Peter J. Barris 06) Bradley A. Keywell 03) Robert J. Bass 07) Theodore J. Leonsis 04) Daniel T. Henry 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2013. 3. To approve, on an advisory basis, compensation of our executive officers. 4. To approve the amendment to the Groupon, Inc. 2011 Incentive Plan to increase the number of shares available under the plan and to increase the individual limit on annual share awards. M59733-P38283

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